Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Summary of Cash and Cash Equivalents

	As of December 31,
	2021	2022
	RMB’000	RMB’000
Cash at bank
- USD deposits	1,645,948	353,379
- RMB deposits	57,595	63,856
- Australian Dollar deposit	3,337	5,113
Cash equivalents (i)	—	127,926
	1,706,880	550,274

(i)
Due to their liquidity, investments in money market funds and short-term investments with original maturities of 90 days or less, are classified as cash equivalents. Accordingly, these cash equivalents are recorded at their fair value, with their changes in fair value reflected in profit or loss (see Note 17(b)).